                                                                   EXHIBIT 99.16

                          INVESTMENT PERFORMANCE -- EATON VANCE STRATEGIC INCOME FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from November 26, 1990 through April 30, 1997 and for the 1 and 5 year periods ended
April 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 04/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              11/26/90      $952.38        $1,486.66      56.08%      7.17%         48.67%      6.36%

5 YEARS ENDED
04/30/97          04/30/92      $952.47        $1,340.89      40.78%      7.08%         34.09%      6.04%

1 YEAR ENDED
04/30/97          04/30/96      $952.84        $1,103.87      15.85%     15.85%         10.39%     10.39%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                     Exhibit 16



      EATON VANCE STRATEGIC INCOME FUND - CLASS B
                CALCULATION OF YIELD



                     For the 30 days ended 4/30/97:

                             Interest Income Earned:     $830,484
 Plus
                                                       ----------
 Equal                                 Gross Income:     $830,484

 Minus                                     Expenses:     $221,582
                                                       ----------
 Equal                        Net Investment Income:     $608,902

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:   13,617,697
                                                       ----------
 Equal       Net Investment Income Earned Per Share:      $0.0447

          Maximum Offering Price Per Share 4/30/97:         $9.50

                                      30 Day Yield*:         5.71%

 *  Yield is calculated on a bond equivalent rate as follows:
                          6
     2[(($0.0505/$12.06)+1) -1]

                          INVESTMENT PERFORMANCE -- EATON VANCE STRATEGIC INCOME FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from November 26, 1990 through April 30, 1997 and for the 1 and 5 year periods ended
April 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 04/30/97    ON 04/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              11/26/90      $1,560.83      $1,560.83      56.08%      7.17%         56.08%      7.17%

5 YEARS ENDED
04/30/97          04/30/92      $1,407.80      $1,388.45      40.78%      7.08%         38.84%      6.78%

1 YEAR ENDED
04/30/97          04/30/96      $1,158.51      $1,108.51      15.85%     15.85%         10.85%     10.85%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                     Exhibit 16




      EATON VANCE STRATEGIC INCOME FUND - CLASS C
                 CALCULATION OF YIELD



                     For the 30 days ended 4/30/97:

                             Interest Income Earned:       $3,565
 Plus
                                                       ----------
 Equal                                 Gross Income:       $3,565

 Minus                                     Expenses:       $1,085
                                                       ----------
 Equal                        Net Investment Income:       $2,480

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:       49,096
                                                       ----------
 Equal       Net Investment Income Earned Per Share:      $0.0505

          Maximum Offering Price Per Share 4/30/97:        $12.06

                                      30 Day Yield*:         5.08%

 *  Yield is calculated on a bond equivalent rate as follows:
                          6
     2[(($0.0505/$12.06)+1) -1]

                          INVESTMENT PERFORMANCE -- EATON VANCE STRATEGIC INCOME FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from November 26, 1990 through April 30, 1997 and for the 1 and 5 year periods ended
April 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 04/30/97    ON 04/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              11/26/90      $1,575.82      $1,575.82      57.58%      7.33%         57.58%      7.33%

5 YEARS ENDED
04/30/97          04/30/92      $1,421.19      $1,421.19      42.12%      7.28%         42.12%      7.28%

1 YEAR ENDED
04/30/97          04/30/96      $1,149.93      $1,139.93      14.99%     14.99%         13.99%     13.99%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                         INVESTMENT PERFORMANCE -- EATON VANCE TAX-MANAGED GROWTH FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended April 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 04/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
04/30/97          04/30/87      $942.37        $3,210.73      240.72%     13.04%        221.07%     12.37%

5 YEARS ENDED
04/30/97          04/30/92      $942.89        $2,060.14      118.49%     16.92%        106.01%     15.55%

1 YEAR ENDED
04/30/97          04/30/96      $942.81        $1,162.36       23.29%     23.29%         16.24%     16.24%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 5.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 5.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 5.75%.

                         INVESTMENT PERFORMANCE -- EATON VANCE TAX-MANAGED GROWTH FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended April 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 04/30/97    ON 04/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
04/30/97          04/30/87      $3,385.53      $3,385.53      238.55%     12.97%        238.55%     12.97%

5 YEARS ENDED
04/30/97          04/30/92      $2,171.07      $2,151.07      117.11%     16.77%        115.11%     16.55%

1 YEAR ENDED
04/30/97          04/30/96      $1,226.25      $1,176.25       22.62%     22.62%         17.62%     17.62%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                         INVESTMENT PERFORMANCE -- EATON VANCE TAX-MANAGED GROWTH FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended April 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 04/30/97    ON 04/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
04/30/97          04/30/87      $3,370.71      $3,370.71      237.07%     12.92%        237.07%     12.92%

5 YEARS ENDED
04/30/97          04/30/92      $2,161.53      $2,161.53      116.15%     16.67%        116.15%     16.67%

1 YEAR ENDED
04/30/97          04/30/96      $1,221.09      $1,211.09       22.11%     22.11%         21.11%     21.11%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.